Purchase Price Allocation	6 Months Ended
Jun. 30, 2023
Purchase Price Allocation
Purchase Price Allocation

Note 3. Purchase Price Allocation

Under the terms of the Merger, the Company issued 65,647,676 shares of common stock to the members of Prairie LLC in exchange for all of the membership interests of Prairie LLC. Additionally and as a condition of the Merger, 4,423 shares of Series D Preferred Stock were issued to holders of the AR Debentures.

The purchase price is calculated based on the fair value of the common stock that the Company’s stockholders immediately prior to the Merger own after the Merger and the fair value of the Series D Preferred Stock issued to the holders of the AR Debentures. With no active trading market for membership interests of Prairie LLC, the fair value of the common stock represents a more reliable measure of the fair value of consideration transferred in the Merger and because it is based upon a quoted price in an active market it is a Level 1 fair value calculation. The fair value of the 4,423 shares of Series D Preferred Stock was determined using a valuation model with unobservable inputs and is a Level 3 fair value calculation.

The total purchase price and allocated purchase price is summarized as follows:

Number of shares of common stock of the combined company owned by the Company’s stockholders immediately prior to the merger (1)	110,314,022
Multiplied by the fair value per share of common stock (2)	$0.09
Fair value of the Company’s pre-Merger common stock	9,928,262

Number of shares of Series D Preferred Stock at to effectuate the Merger	4,423
Multiplied by the fair value per share (3)	$725.57
Fair value of Series D Preferred Stock issued as consideration	3,209,196

Prairie LLC Transaction costs (4)	2,032,696
Purchase price	$15,170,154

(1)	For purposes of this unaudited pro forma combined financial information, 110,314,022 represents the historical shares of the common stock outstanding immediately prior to the closing of the Merger on May 3, 2023.

(2)	Based on the last reported sale price of the common stock on OTC Capital Markets on May 3, 2023, the closing date of the Merger (the “Closing Date”).

(3)	Fair value calculated as described above on May 3, 2023.

(4)	Prairie LLC transaction costs consist primarily of legal expenses incurred by Prairie LLC. The transaction costs have been reflected as an increase in the purchase price.

The purchase price for the Merger was allocated to the net assets acquired on the basis of relative fair values. The fair values of the current assets acquired and current liabilities (excluding the convertible debentures) assumed in the Merger were determined to approximate carrying value of their short-term nature. The fair values of the mining equipment were determined using estimated replacement values of the same or similar equipment and, as such, are Level 3 fair value calculations. The fair values of the secured convertible debentures, SBA loan, and share issuance liability were calculated as described above. The following summarizes the allocation of the purchase price to the net assets acquired.

Purchase Price Allocation:	May 3, 2023
Cash and cash equivalents	$42,360
Accounts receivable	8,014
Prepaid expenses	63,795
Mining equipment (1)	18,140,874
Deposits on mining equipment	2,928,138
Accounts payable and accrued expenses	(3,352,389)
Secured convertible debentures	(1,981,000)
SBA loan payable	(150,000)
Share issuance liability	(529,638)
Net assets acquired	$15,170,154

(1)	In accordance with GAAP for asset acquisitions, the excess purchase price over the fair value of the acquired assets and liabilities was ascribed to the property and equipment acquired. See Note 4 below for additional discussion of the subsequent impairment recognized.